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                       DIRECTOR IMMEDIATE VARIABLE ANNUITY
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-19605



       SUPPLEMENT DATED JUNE 10, 2005 TO THE PROSPECTUS DATED MAY 2, 2005



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                SUPPLEMENT DATED JUNE 10, 2005 TO YOUR PROSPECTUS

The sub-section "How are Premium Payments applied to my Contract?" in the section entitled "The Contract" is deleted and replaced with the following:

Your Premium Payment will be invested within two Valuation Days of our receipt of a properly completed application or an order request and the Premium Payment. We will send you a confirmation when we invest your Premium Payment.

If the request or other information accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.





  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5193